SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  October 16, 2001



                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

       Missouri                     1-12619                  43-1766315
    (State or other               (Commission             (I.R.S. Employer
    Jurisdiction of               File Number)           Identification  No.)
    Incorporation)

          800 Market Street, Suite 2900
                  St. Louis, MO                              63101
             (Address  of  principal                      (Zip Code)
               executive offices)


                                 (314) 877-7000
              (Registrant's telephone number, including area code)


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Item 5.  Other  Events.

In a press release dated October 17, 2001, a copy of which is attached hereto as
Exhibit 99.1 and the text of which is incorporated by reference herein, the registrant announced it has entered into a new $275 million three-year Credit Agreement.


Item 7.  Exhibits.

Exhibit  99.1     Press  Release  dated  October  17,  2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          RALCORP  HOLDINGS,  INC.
                                                (Registrant)


Date:  October 17, 2001                   By: /s/ J.  R.  Micheletto
                                             -----------------------------
                                             J. R. Micheletto
                                             Duly Authorized Signatory and
                                             Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit
Number          Description
------          -----------


Exhibit 99.1    Press  Release  dated  October  17,  2001


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